Exhibit 99.1

FHLB Des Moines Announces 2025 Director Election Results

On December 8, 2025, the Board of Directors reviewed the results of the 2025 Member and Independent Director Election. Federal Home Loan Bank of Des Moines is pleased to announce the director terms commencing January 1, 2026.

Member Director Election Results

Alaska - 1 seat available

Number of institutions eligible to vote:	13
Number of institutions who voted:	11
Total eligible votes per candidate:	169,084

Total Votes	Lauren MacVay, Chief Executive Officer	Elected - 4 year term
92,099	True North Federal Credit Union	01/01/26 - 12/31/29
Juneau, AK

Total Votes	David Durham, President and Chief Credit Administrator
40,492	Mt. McKinley Bank
Fairbanks, AK

Missouri - 1 seat available

Number of institutions eligible to vote:	240
Number of institutions who voted:	123
Total eligible votes per candidate:	2,406,690

Total Votes	John Klebba, Chief Executive Officer and Chairman	Elected - 4 year term
925,409	Legends Bank	01/01/26 - 12/31/29
Linn, MO

Total Votes	Charles Kim, Chief Financial Officer and EVP
628,197	Commerce Bank
St. Louis, MO

South Dakota - 1 seat available

Number of institutions eligible to vote:	65
Number of institutions who voted:	52
Total eligible votes per candidate:	1,045,093

Total Votes	Peter Mehlhaff, President, CEO and Chairman	Elected - 4 year term
468,304	Great Plains Bank	01/01/26 - 12/31/29
Eureka, SD

Total Votes	Nate Franzen, President of the Ag Banking Division
141,593	First Dakota National Bank
Yankton, SD

Total Votes	Todd Christoffer, Chief Credit Officer and Division President
138,591	First National Bank
Fort Pierre, SD

Total Votes	Matt Jensen, Chief Financial Officer
97,878	Plains Commerce Bank
Sioux Falls, SD

Utah - 1 seat available

Number of institutions eligible to vote:	46
Number of institutions who voted:	25
Total eligible votes per candidate:	1,793,112

Total Votes	Matt Packard, Chairman of the Board	Elected - 4 year term
711,302	Central Bank	01/01/26 - 12/31/29
Provo, UT

Total Votes	Ryan Richards, Chief Financial Officer
375,752	Zions Bancorporation, National Association
Salt Lake City, UT

Hawaii - 1 seat available (No Election)

Russell Lau, Chief Executive Officer and Chairman	Elected - 4 year term
Finance Factors, Limited	01/01/26 - 12/31/29
Honolulu, HI

On September 12, 2025, in accordance with Federal Housing Finance Agency regulations, Russell Lau was declared elected by the Federal Home Loan Bank of Des Moines to serve as a member director on the Bank’s board of directors for a four-year term commencing January 1, 2026. Mr. Lau was the only eligible candidate nominated for election and was therefore elected to fill the one directorship in Hawaii.

Independent Director Election Results

Independent Directors - 1 seat available (District-wide)

Number of institutions eligible to vote:	1,246
Number of institutions who voted:	335
Total eligible votes per candidate:	18,296,179

Total Votes	Siva Narendra, Chief Executive Officer	Elected - 4 year term
5,462,642	tyfone, Inc.	01/01/26 - 12/31/29
29.86%	Portland, OR
Independent Director Qualifications

Siva Narendra has expertise in the following areas: auditing and accounting, financial management, project development, organizational management, risk management practices, information technology, derivatives, and the law.

Siva Narendra is CEO of tyfone, Inc., a digital banking technology company in Portland, Oregon, he co-founded in 2004. Dr. Narendra has served as its CEO since 2011. Dr. Narendra is an inventor with more than 100 patents. Inventions he patented have led to the launch of OneIDLab, a digital security company, and iCashe, a digital payment fintech. Prior to becoming an entrepreneur, Dr. Narendra was a Senior Staff Scientist at Intel’s Corporate Technology Group where his contributions led to the issuance of 75 patents.

Dr. Narendra is a published author and has more than 60 peer-reviewed papers. In addition to serving on the boards of the two technology companies he co-founded, tyfone, Inc. and iCashe, Dr. Narendra is on the board of OnPoint Community CU Foundation and was a board member at OnPoint Community Credit Union from 2017 to 2020.

Dr. Narendra has served as a Federal Home Loan Bank Independent Director since January 2021. He currently serves on the Federal Home Loan Bank of Des Moines Board of Directors as vice chair of the Risk and Compliance Committee.

Dr. Narendra holds a Ph.D. in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology in Cambridge, Massachusetts.